Exhibit 10.82

Translated from Japanese

June 16, 2009, 16:44	To: IA Partners, Inc.	Application form for (Change to) Loan on Bills (2-1) [Stores for 10 yrs. 8026 17.4]

COPY	Monetary Loan Agreement June 22, 2009	Registered seal for Payment Account or Signature/ Security code <SEAL>

Seal omitted if identical to

the seal affixed to Loan Agreement

Sumitomo Mitsui Banking Corporation

The Principal	Address	11F NishiShinjuku Showa Building
13-12 Nishi-shinjuku 1 chome, Shinjuku-ku, Tokyo
Name	IA Partners, Inc.
President& CEO	Hideki Anan<Seal>

Joint Surety	Address

Name

Joint Surety	Address

Name

1.	(Loan Clause)

Debtor (hereinafter A) has assured the banking transaction agreement between Sumitomo Mitsui Banking Corporation (hereinafter B) and each cause of this agreement, borrowed money (initial installment in the case of installment loan) and has received it as follows:

Description:

1. Amount of borrowing \137,500,000
(Total amount in the case of installment loan)
<Details of installment loan> (Planned borrowing dates and amounts for the 2nd installment and thereafter)
1st dd/mm/yyyy \
2nd \
3rd \
4th \
2. Use: Operating funds
3. The final due date: September 22, 2009
4. A shall not use the guarantee of the National Federation of Credit Guarantee Corporations.

---------------------------------------------------------For Bank Use------------------------------------------------------------

Branch No.	0223	Branch Name	Nakano	Loan Acct. No.		2000369		Activity No.		Invoice No.	7007
Name of Credit Guarantee Corporation			Guarantee term:					Guarantee
Date	Balance	Validation	Acct. No. w/ Security Corp.					Guarantee No.
2nd
3rd			Middle Back					Front
4th			Validity check	Validity check	Person in charge	Surety Seal Check	Debtor Seal Check	Info/Copy checked	Surety will checked	Acct. Seal check

June 16, 200915:22	To: IA Partners, Inc.